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                                  [LETTERHEAD]



                                                                  April 28, 2002



The Navellier Performance Funds
One East Liberty, Third Floor
Reno, NV  89501


    Re:  The Navellier Performance Funds N-1A
         Post-Effective Amendments No. 22
         File No. 033-80195
         File No. 811-09142


Gentlemen:

    I have acted as counsel to The Navellier Performance Funds (the "Fund") in connection with the preparation of the initial Registration Statement on Form N-1A and all Post-Effective Amendments for filing with the Securities and Exchange Commission, covering shares of common stock at no par value, of the Fund.


    I hereby consent to the incorporation by reference of my December 7, 1995 Opinion and Consent as an Exhibit to Post-Effective Amendments Nos. 21 and 22 to the Registration Statement of the Fund and to the reference of my name in the Prospectus included in the Registration Statement and to the filing of this opinion as an exhibit to any application made by or on behalf of the Fund or any Distributor or dealer in connection with the registration and qualification of the Fund or its common stock under the securities laws of any state or jurisdiction. In giving such permission, I do not admit hereby that I come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933 or the rules and regulations of the Securities and Exchange Commission thereunder.


                                               Very truly yours,

                                               LAW OFFICES OF SAMUEL KORNHAUSER

                                               By:  /s/ Samuel Kornhauser
                                                    ---------------------------
                                                    Samuel Kornhauser


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